Segment Reporting Disclosure [Text Block]	3 Months Ended
Jun. 30, 2011
Text Block Abstract
Segment Reporting Disclosure Text Block

Note 16 – Reportable Segments

The Company principally operates in North America, and has five reportable segments:

Precious Metal. Precious Metal segment primarily fabricates precious metals and their alloys into brazing alloys. Brazing alloys are used to join similar and dissimilar metals as well as specialty metals and some ceramics with strong, hermetic joints. Precious Metal segment offers these metal joining products in a wide variety of alloys including gold, silver, palladium, copper, nickel, aluminum and tin. These brazing alloys are fabricated into a variety of engineered forms and are used in many industries including electrical, appliance, transportation, construction and general industrial, where dissimilar material and metal-joining applications are required. Operating income from precious metal products is principally derived from the ‘‘value added’’ of processing and fabricating and not from the purchase and resale of precious metal. Precious Metal segment has limited exposure to the prices of precious metals due to the Company’s hedging and pricing models.  Products are marketed and sold through the Lucas-Milhaupt business unit, which we believe is the North American market leader in the markets it serves.

Tubing. Tubing segment manufactures a wide variety of steel tubing products through Handy Tube and Indiana Tube. Handy Tube manufactures the world’s longest continuous seamless stainless steel tubing coils in excess of 5,000 feet serving the petrochemical infrastructure and shipbuilding markets. We believe Handy Tube is also the number one supplier of small diameter (<3mm) coil tubing to industry leading specifications serving the aerospace, defense and semiconductor fabrication markets.  Indiana Tube manufactures welded carbon steel tubing in coiled and straight lengths with a primary focus on products for the consumer and commercial refrigeration, automotive, heating, ventilation and cooling (HVAC) and oil and gas industries. In addition to producing bulk tubing, Indiana Tube produces value-added fabrications for several of these industries.

Engineered Materials. Engineered Materials segment manufactures and supplies products primarily to the commercial construction and building industries. It manufactures fasteners and fastening systems for the U.S. commercial low slope roofing industry which are sold to building and roofing material wholesalers, roofing contractors and private label roofing system manufacturers; a line of engineered specialty fasteners for the building products industry for fastening applications in the remodeling and construction of homes, decking and landscaping; plastic and steel fittings and connectors for natural gas, propane and water distribution service lines along with exothermic welding products for electrical grounding, cathodic protection and lightning protection; and electro-galvanized and painted cold rolled sheet steel products primarily for the construction, entry door, container and appliance industries. Products are primarily marketed and sold through the OMG business unit, the market leader in fasteners and accessories for commercial low-slope roofing applications. We believe the majority of the net sales for the segment are for the commercial construction repair and replacement market.

Arlon Electronic Materials. Arlon provides high performance materials for the printed circuit board (‘‘PCB’’) industry and silicone rubber-based insulation materials used in a broad range of industrial, military/aerospace, consumer and commercial markets. It also supplies high technology circuit substrate laminate materials to the PCB industry. Arlon products are marketed principally to Original Equipment Manufacturers (‘‘OEMs’’), distributors and PCB manufacturers globally. Arlon also manufactures a line of market leading silicone rubber materials used in a broad range of military, consumer, industrial and commercial products.

Kasco Blades and Route Repair Services. Kasco provides meat-room blade products, repair services and resale products for the meat and deli departments of supermarkets, restaurants, meat and fish processing plants and for distributors of electrical saws and cutting equipment principally in North America and Europe. Kasco also provides wood cutting blade products for the pallet manufacturing, pallet recycler and portable saw mill industries in North America.

The following table presents information about reportable segments for the three and six month periods ended June 30, 2011 and 2010.

Statement of operations data:	Three Months Ended		Six Months Ended
(in thousands)	June 30,		June 30,
	2011	2010	2011	2010

Net Sales:
Precious Metal	$ 54,051	$ 33,777	$ 98,697	$ 62,788
Tubing	24,474	26,306	48,873	48,660
Engineered Materials	74,168	67,651	123,562	111,253
Arlon	21,813	18,131	43,842	35,966
Kasco	16,716	15,039	33,243	31,083
Total net sales	$ 191,222	$ 160,904	$ 348,217	$ 289,750

Segment operating income:
Precious Metal	5,593	3,479	10,054	6,201
Tubing	3,293	3,888	7,496	6,233
Engineered Materials	10,050	8,940	12,037	10,295
Arlon (a)	2,513	2,172	4,583	4,236
Kasco (b)	844	(1,301)	1,814	(139)
Total segment operating income	22,293	17,178	35,984	26,826

Unallocated corporate expenses & non operating units	(4,461)	(2,724)	(8,833)	(5,771)
Unallocated pension expense	(1,125)	(1,062)	(2,250)	(2,175)
Income (loss) on disposal of assets	44	(12)	44	(13)
Income from continuing operations	16,751	13,380	24,945	18,867

Interest expense	(3,301)	(6,849)	(7,633)	(13,480)
Realized and unrealized gain (loss) on derivatives	5,019	(86)	855	(409)
Other (expenses) income	(25)	(176)	5	(371)
Income from continuing operations before income taxes	$ 18,444	$ 6,269	$ 18,172	$ 4,607

(a)     The segment operating income of the Arlon segment for the six months ended June 30, 2011 includes an asset impairment charge of $0.7 million to write down certain unused land located in Rancho Cucamonga, California to fair value.

(b)     The operating loss of the Kasco segment for the three and six month periods ended June 30, 2010 includes asset impairment charges of $1.6 million and restructuring charges of $0.1 million.